Exhibit 99.2

O-I Earnings Presentation Full Year and Fourth Quarter 2012

1 Introduction Agenda Business discussion Financial review Outlook Concluding remarks and Q&A Presenters Regulation G The information presented above regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Further, the information presented above regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real and Australian dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to the economic conditions in Europe and Australia, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (9) unanticipated expenditures with respect to environmental, safety and health laws, (10) the Company’s ability to further develop its sales, marketing and product development capabilities, and (11) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. Al Stroucken Chairman and CEO Steve Bramlage SVP and CFO

2 2012 Results Business discussion 4Q12 Adjusted EPS was $0.40/sh Price/mix up >5% YoY Shipments down 7% YoY, driven by Europe Strong free cash flow generation Full Year 2012 Adjusted EPS was $2.64/sh, up nearly 9% from 2011 Price/mix up >4% YoY, exceeded cost inflation Shipments down 5% YoY Fx headwinds of $320M on sales Segment operating profit up $35M Improved performance in NA and AP Overcame Fx headwinds of $37M Generated $290M in free cash flow(1) Up more than 30% vs 2011 Adjusted net earnings per share (2) Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant and equipment. EPS exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations, including discontinued operations, and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation.

# European Segment Review
## Business discussion

### 2012 Year in Review

- Persistently sluggish macroeconomic conditions
- Higher pricing to recover cost inflation
- Shipments down ~9% for FY12 reflecting market conditions and share shift to smaller competitors
- Fx headwinds dampen FY12 results
  - $220M impact on sales
  - $22M impact to segment profit

### 2013 Business Trends

- Continuing macroeconomic pressure
- Stable shipments
- Asset optimization continues
  - Benefits expected in 2H13


Net Sales
$4,000
$3,000
$2,000
$1,000
$0
($M)
$2,717
$2,937
$3,052
Fx neutral[1]
2012
2011


Segment Operating Profit
$400
$300
$200
$100
$0
($M)
$307
$329
$345
Fx neutral[1]
2012
2011

[1] Using 2011 currency exchange rates

3

North America Segment Review Business discussion 4 ($M) 2012 Year in Review Stable economic conditions and demand Shipment levels consistent with prior year Price outpaced cost inflation Significantly improved manufacturing and supply chain performance, as well as successful cost reduction initiatives 2013 Business Trends Continued stability in macroeconomic conditions Shipments expected to be consistent with FY12 Price to cover cost inflation ($M) (1) Note: Fx impact negligible in FY12 $1,966 $1,929 $0 $500 $1,000 $1,500 $2,000 $2,500 2012 2011 Net Sales (1) $288 $222 $0 $100 $200 $300 $400 2012 2011 Segment Operating Profit

South American Segment Review Business discussion 5 ($M) Fx neutral1 2011 2012 ($M) Fx neutral1 2011 2012 2012 Year in Review Shipments up nearly 6%, benefiting from favorable socioeconomic trends Fx headwinds dampen FY12 results $100M impact on sales $14M impact to segment profit New furnace in Brazil brought online 2013 Business Trends Continued favorable macroeconomic conditions Mid single digit increase in shipments expected Price to cover cost inflation New furnace in Brazil will reduce transportation costs for imported product 1 Using 2011 currency exchange rates

Asia Pacific Segment Review Business discussion 6 2012 Year in Review Sluggish market conditions in AU/NZ Slower market growth in China Solid progress on Australian restructuring and other cost savings initiatives improves operating profit 2013 Business Trends Challenging market demand continues in AU/NZ Further benefits from Australia restructuring expected Improve China footprint ($M) ($M) (1) Note: Fx impact negligible in FY12

7 1 Reportable segment sales exclude $7 million and $32 million in 4Q12 and 4Q11, respectively, principally for the Company’s global equipment sales business. 2 Contractual cost-pass through provision primarily relates to North American energy costs. 3 Primarily relates to unabsorbed fixed costs resulting from the Company’s actions to curtail production in Europe. 4Q12 Recap Adjusted EPS was $0.40 Improved price – cost spread partially offset by volume decline, and related production curtailment Lower interest expense Discrete items lower effective tax rate Quarter Results Financial review Reportable Segments Sales (1) Operating Profit Adjusted Net Income ($ Millions) ($ Millions) (Non-GAAP EPS) 4Q11 $1,786 $200 $0.48 Price Price and product mix 95 95 0.45 Cost pass-through provision (2) (3)- - Cost Inflation (45) (0.21) Spread 50 0.24 Sales volume (108) (28) (0.14) Manufacturing and delivery (3) (48) (0.23) Operating and other costs (6) (0.03) Currency translation (29) (4) (0.02) Operational (45) (36) (0.18) Retained corporate costs 0.01 Net interest expense 0.03 Noncontrolling interests (0.01) Effective tax rate 0.07 Non-operational - - 0.10 Total reconciling items (45) (36) (0.08) 4Q12 $1,741 $164 $0.40

8 Balance Sheet, Cash Flow and Capital Structure Financial review 1 Total debt less cash divided by bank credit agreement EBITDA. See appendix for EBITDA reconciliations. Current bank covenants allow for a maximum ratio of 4.0x. 2 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant, and equipment. ($M) 2.88x FY12 FY11 YoY Cash $431 $400 $31 Debt $3,773 $4,033 ($260) Net debt $3,342 $3,633 ($291) Net debt to EBITDA (1) 2.67x  2.88x  (0.2x) Free Cash Flow (2) $290 $220 $70 Capital expenditures ($290) ($285) ($5) Working capital source (use) $81 ($117) $198

9 Legacy Liabilities Asbestos Payments $M Asbestos Payments continue to decline in 2012, down $5M from prior year Payments in FY13 expected to be ~$155M 4Q12 asbestos charge of $155M, down 6% from 4Q11 $M Pension $125M discretionary payments in 2012 Payments in FY13 expected to be ~$75M Expense in FY13 likely higher by ~$15M $100 $125 $150 $175 $200 $225 2008 2009 2010 2011 2012

# 2013 Outlook: Higher Earnings and Free Cash Flow

| Year-over-Year | 2013 Outlook | Comments[1] |
|---|---|---|
| **Price/Inflation Spread** |  | ▪ Broad-based price / product mix improvement expected to offset cost inflation of $150-$175 |
| **Sales Volume** |  | ▪ Volume: ~1%<br>• Growth in South America moderated by EU and AP |
| **Other Mfg and Delivery Costs** |  | ▪ Cost improvements of ~$50M, due to restructuring benefits, cost reduction initiatives, less production downtime and lower transportation costs (Brazil) |
| **Other Costs** |  | ▪ Corporate costs: up ~$25M (pension, R&D)<br>▪ Net interest expense: down ~$10M<br>▪ Effective tax rate: ~25% |
| **Adjusted Earnings** | $2.60 to $3.00 per share | ▪ Base case scenario calls for modestly higher earnings than FY12 driven by improved segment operating profit |
| **Free Cash Flow** | At least $300M | ▪ Working capital as use of cash<br>▪ Capital expenditures: ~$340M<br>▪ Restructuring: ~$100M |

1 Comments on pre-tax basis, except adjusted earnings and free cash flow

10

# 1Q13 Business Outlook

| | 1Q13 vs 1Q12 | Comments |
|---|---|---|
| **Operational** | | |
| **Europe** |  | ▪ Volume down mid-single digits (tough PY comp – Olympics, etc.)<br>▪ Smoother production than FY12: lower fixed cost absorption<br>▪ Price increases covering inflation |
| **North America** |  | ▪ Sales volumes down slightly (tough comp – warm 1Q12 weather)<br>▪ Higher costs from more furnace rebuilds and smoother production plans leads to lower fixed cost absorption |
| **Asia Pacific** |  | ▪ Sales volumes remain sluggish in AU/NZ<br>▪ Reduction in fixed costs from capacity alignment |
| **South America** |  | ▪ Sales volume stable in lower seasonal quarter<br>▪ New furnace provides transportation cost savings |
| **Non-Operational** | | |
| **Corporate and Other Costs** |  | ▪ Corporate costs: $30M – $35M<br>▪ Net interest expense down slightly<br>▪ Annual effective tax rate expected to be ~25% |
| **Net Income** | | |
| **Adjusted Earnings** |  | ▪ Lower expected YoY adjusted earnings, primarily from Europe |

11

12 Concluding Remarks and Q&A Good progress in 2012 Higher segment operating profit, despite difficult conditions in Europe Delivered strong free cash flow Fully implemented capital allocation priorities: primarily debt reduction, with $27M allocated toward share repurchases Higher expectations for 2013 Slight increase in sales, with more impact to bottom line driven by restructuring, cost reductions and declining interest expense Free cash flow at least $300M and adjusted EPS in the range of $2.60 to $3.00 Investor Day 2013: February 14, 2013 Grand Hyatt Hotel, NYC First quarter 2013 earnings dates Press release to be issued after market close Tuesday April 23, 2013 Earnings conference call Wednesday, April 24, 2013 @ 8:00am ET

Appendix

# Reconciliation of GAAP to Non-GAAP Items

| $ Millions, except per-share amts | Three months ended December 31 | | | | Twelve months ended December 31 | | | |
|---|---|---|---|---|---|---|---|---|
| | 2012 | | 2011 | | 2012 | | 2011 | |
| | Earnings | EPS | Earnings | EPS | Earnings | EPS | Earnings | EPS |
| Earnings (loss) from continuing operations attributable to the Company | $ (162) | $ (0.99) | $ (774) | $ (4.71) | $ 186 | $ 1.12 | $ (501) | $ (3.06) |
| *Items that management considers not representative of ongoing operations consistent with Segment Operating Profit* | | | | | | | | |
| • Charge to adjust the carrying value of the Asia Pacific region's goodwill | | | 640 | 3.86 | | | 640 | 3.86 |
| • Charges for asbetos related costs | 155 | 0.94 | 165 | 1.00 | 155 | 0.94 | 165 | 1.00 |
| • Restructuring, asset impairment and related charges | 121 | 0.73 | 63 | 0.38 | 144 | 0.87 | 91 | 0.54 |
| • Gain on China land compensation | (33) | (0.20) | | | (33) | (0.20) | | |
| • Net benefit related to changes in unrecognized tax positions | (14) | (0.09) | (15) | (0.09) | (14) | (0.09) | (15) | (0.09) |
| • Charges for note repurchase premiums and write-off of finance fees | | | | | | | 24 | 0.15 |
| • Reconciling item for dilution effect[1] | | 0.01 | | 0.04 | | | | 0.03 |
| Adjusted net earnings | $ 67 | $ 0.40 | $ 79 | $ 0.48 | $ 438 | $ 2.64 | $ 404 | $ 2.43 |
| Diluted shares outstanding (millions) | 165.2 | | 165.7 | | 165.8 | | 166.0 | |

1) This reconciling item is related to the difference between the calculation of earnings per share for reported net earnings and adjusted net earnings. For reported net earnings, for the three months ending December 31, 2012 and for the three months and full year ending December 31, 2011, diluted earnings per share of common stock were equal to basic earnings per share due to the loss from continuing operations recorded in each period. Diluted shares outstanding were used to calculate adjusted earnings per share for the three months and full years ending December 31, 2012 and December 31, 2011.

14

15 Full Year 2012 Financial review 1 Reportable segment sales exclude $37 million and $92 million in FY12 and FY11, respectively, principally for the Company’s global equipment sales business. 2 Contractual cost-pass through provision primarily relates to North American energy costs. FY12 Recap Adjusted EPS up 9% Price/mix up >4% YoY Shipments down 5% YoY driven by Europe Reportable Segments Sales (1) Operating Profit Adjusted Net Income ($ Millions) ($ Millions) (Non-GAAP EPS) FY11 $7,266 $900 $2.43 Price Price and product mix 322 322 1.52 Cost pass-through provision (2) (18) - - Cost Inflation (194) (0.91) Spread 128 0.61 Sales volume (287) (77) (0.37) Manufacturing and delivery - - Operating and other costs 21 0.10 Currency translation (320) (37) (0.17) Operational (303) 35 0.17 Retained corporate costs (0.15) Net interest expense 0.19 Noncontrolling interests 0.02 Effective tax rate (0.02) Non-operational - - 0.04 Total reconciling items (303) 35 0.21 FY12 $6,963 $935 $2.64

16 Free Cash Flow (1) Free Cash Flow equals cash provided by continuing operating activities less additions to property, plant and equipment. $ Millions Three months ended December 31 Twelve months ended December 31 2012 2011 2012 2011 Net earnings (loss) $(141) $(766) $218 $(480) Less: Loss (earnings) from discontinued ops (2) (3) 2 (1) Earnings (loss) from continuing operations (143) (769) 220 (481) Non-cash charges: Depreciation and amortization 109 109 445 454 Asbestos-related costs 155 165 155 165 Restructuring, asset impairment and related charges 135 71 168 112 Pension expense 23 22 92 91 Charge for goodwill impairment 641 641 Gain on China land compensation (61) - (61) All other non-cash charges (20) (24) 3 8 Payments and other reconciling items: Asbestos-related payments (79) (68) (165) (170) Restructuring payments (19) (12) (66) (39) Pension payments (143) (16) (219) (59) Change in components of working capital 406 118 81 (117) Change in non-current assets and liabilities (14) (13) (73) (100) Cash provided by continuing operating activities 349 224 580 505 Additions to PP&E for continuing operations (112) (81) (290) (285) Free Cash Flow (1) $237 $143 $290 $220

Reconciliation of Credit Agreement EBITDA 17 $ Millions 2012 2011 Earnings (loss) from continuing operations 220 $ (481) $ Interest expense 248 314 Provision for income taxes 108 85 Depreciation 378 405 Amortization of intangibles 34 17 EBITDA 988 340 Adjustments in accordance with the Company's bank credit agreement: Asia Pacific goodwill adjustment - 641 Charges for asbestos-related costs 155 170 Restructuring and asset impairment 168 112 Gain on China land compensation (61) - Credit Agreement EBITDA 1,250 $ 1,263 $ Last 12 months ended December 31